--------------------------------------------------------------------------------

                           WARRANT HOLDERS' AGREEMENT

                                  By and Among

                           TRANSTECHNOLOGY CORPORATION

                           THE PURCHASERS NAMED HEREIN

                                       and

                                BANKBOSTON, N.A.

                             as Administrative Agent

                           Dated as of August 31, 1999

--------------------------------------------------------------------------------

                           WARRANT HOLDERS' AGREEMENT

             This WARRANT HOLDERS' AGREEMENT (the "AGREEMENT") is made and entered into as of August 31, 1999, by and among TRANSTECHNOLOGY CORPORATION, a Delaware corporation (hereinafter, together with its successors in title and assigns, the "COMPANY"), each of the Purchasers named on SCHEDULE 1 hereto (the "PURCHASERS") and each other person who becomes a party to this Agreement by executing an Instrument of Accession (an "INSTRUMENT OF ACCESSION") in the form of EXHIBIT A hereto, and BANKBOSTON, N.A., as Administrative Agent under the Subordinated Loan Agreement (as defined below) and as Agent for the Purchasers hereunder (the "ADMINISTRATIVE AGENT").

             WHEREAS, the Company has issued Warrants (as defined below) for the purchase of 731,197 shares of its Common Stock (as defined below), pursuant to the Subordinated Loan Agreement, and subject to each of (a) a Warrant Agreement, dated as of the date hereof (the "WARRANT AGREEMENT"), by and among the Company and each of the Purchasers and (b) a Warrant Escrow Agreement, dated as of the date hereof (the "WARRANT ESCROW AGREEMENT"), by and among the Company, each of the Purchasers and State Street Bank and Trust Company as the Escrow Agent;

             WHEREAS, this Agreement sets forth certain rights of the holders of such Warrants;

             NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                    ---------

                              CERTAIN DEFINED TERMS
                              ---------------------

         As used herein, the following terms shall have the respective meanings assigned to them in this Article I:

         "ADJUSTED NET WORTH" shall mean, in connection with any liquidation or sale of assets by the Company, the consolidated net worth of the Company, determined in accordance with generally accepted accounting principles (as defined below), taking into account (i) the total consideration received by the Company for such transactions, (ii) the transaction costs and (iii) any liabilities of the Company to be discharged in connection with such transaction.

         "AFFILIATE" shall mean, with respect to any Stockholder, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Stockholder and shall include (a) any Person who is a director or beneficial holder of at least 10% of the then outstanding capital stock (or partnership interests or other shares of beneficial interest) of such Stockholder and Family Members of any such Person, (b) any Person of which such Stockholder or an Affiliate (as defined in clause (a) above) of such Stockholder directly or indirectly, either beneficially owns at least 10% of the then outstanding capital stock (or partnership interests or other shares of beneficial interest) or constitutes at least a 10% equity participant, (c) any Person of which an Affiliate (as defined in clause (a) above) of such Stockholder is a partner, director, officer or executive employee, and (d) in the case of a specified Person who is an individual, Family Members of such Person.

         "BUSINESS DAY" means any day (other than a Saturday or Sunday) on which banking institutions in Boston, Massachusetts are open for the transaction of banking business.

         "CAPITAL TRANSACTION" means the occurrence of any of the following: any merger, consolidation, liquidation, sale or other transfer of more than fifty percent (50%) of the assets of the Company or other similar corporate actions pursuant to which the Company or the holders of common stock or preferred stock of the Company receive cash, securities, or other property.

         "CERTIFICATE OF INCORPORATION" shall mean the Company's Certificate of Incorporation, as amended and in effect on the date of this Agreement.

         "CHANGE IN CONTROL" shall have the meaning ascribed to that term in the Subordinated Loan Agreement.

         "CLOSING DATE" shall have the meaning ascribed to that term in the Subordinated Loan Agreement.

         "CLOSING PRICE" with respect to any security on any day means (a) if such security is listed or admitted for trading on a national securities exchange, the reported last sales price regular way or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such class of security is listed or admitted to trading, or (b) if such security is not listed or admitted to trading on any national securities exchange, the last quoted sales price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market on such day as reported by NASDAQ or any comparable system then in use or, if not so reported, as reported by any New York Stock Exchange member firm reasonably selected by the Company for such purpose.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" shall mean the Company's Common Stock, $0.01 par value per share.

         "COMPANY" shall have the meaning ascribed to that term in the preamble hereto.

         "COMPANY APPRAISAL" shall have the meaning ascribed to that term in
Section 7.4(b) hereof.

         "COMPANY APPRAISER" shall have the meaning ascribed to that term in
Section 7.4(b) hereof.

         "CONSENSUS APPRAISER" shall have the meaning ascribed to that term in
Section 7.4(b) hereof.

         "CONSOLIDATED EBITDA" shall have the meaning ascribed to that term in the Subordinated Loan Agreement as in effect on the date hereof.

         "CREDIT AGREEMENT" shall mean the Second Amended and Restated Credit Agreement, dated as of August 31, 1999, by and among the Company, BankBoston, N.A., as Administrative Agent, and the other parties referred to therein.

         "DEMAND REGISTRATION" has the meaning ascribed to such term in
Section 6.1(a) hereof.

         "EVENT OF DEFAULT" shall have the meaning specified in the Subordinated Loan Agreement.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any federal statute or code which is a successor thereto.

         "FAIR MARKET VALUE" shall have the meaning ascribed to that term in
Section 7.4(b) hereof.

         "FAMILY MEMBERS" shall mean, with respect to any individual, any Related Person or Family Trust of such individual.

         "FAMILY TRUST" shall mean, with respect to any individual, any trust created for the benefit of one or more of such individual's Related Persons and controlled by such individual.

         "FORM S-1", "FORM S-3" and "FORM S-8" means the forms so designated, promulgated by the Commission for registration of securities under the Securities Act, and any forms succeeding to the functions of such forms, whether or not bearing the same designation.

         "FORMULA VALUE" shall have the meaning ascribed to that term in
Section 10.4(c) hereof.

         "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" shall mean principles that are (A) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (B) consistently applied with past financial statements of the Company adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

         "HOLDER APPRAISER" shall have the meaning ascribed to that term in
Section 7.4(b) hereof.

         "HOLDER CONSENT" means, at any particular date, the consent, approval or vote of the Majority Holders.

         "HOLDER SHARES" means, in relation to any Holder at any particular date, (i) all shares of Common Stock held of record by such Holder on such date, and (ii) all shares of Common Stock issuable by the Company to such Holder upon conversion of or in exchange for or upon exercise of rights under all other capital stock or other securities (including the Warrants and any other warrants and options) of the Company held of record by such Holder on such date. In this Agreement, in any calculation of the number of Holder Shares held by any Holder, in addition to any shares of Common Stock held of record by such Holder, such Holder shall be deemed to hold of record on any particular date the total number of shares of Common Stock issuable by the Company upon conversion of or in exchange for or upon exercise of rights under all capital stock or other securities (including the Warrants and any other warrants or options) of the Company then held of record by such Holder.

         "HOLDERS" means, collectively, (i) the Purchasers so long as any of the Purchasers shall continue to own and hold of record any of the Securities and
(ii) each Permitted Transferee of a Purchaser so long as such Permitted Transferee shall continue to own and hold of record any of the Securities, and provided such Permitted Transferee has executed an Instrument of Accession.

         "INDEMNIFIED PARTY" shall have the meaning ascribed to that term in
Section 6.7(c) hereof.

         "INDEMNIFYING PARTY" shall have the meaning ascribed to that term in
Section 6.7(c) hereof.

         "INSTRUMENT OF ACCESSION" shall have the meaning ascribed thereto in the preamble hereto.

         "MAJORITY HOLDERS" means, in relation to the Holders at any particular date, Holders holding of record or deemed to be holding of record, at such date, at least fifty-one percent (51%) of the total number of all Holder Shares then held or deemed held of record by all Holders on such date.

         "MARKET PRICE" with respect to any security on any day means the average of the daily Closing Prices of a share or unit of such security for the 20 consecutive Business Days ending on the most recent Business Day for which a Closing Price is available; provided, however, that in the event that, in the case of Common Stock, the Market Price is determined during a period following the announcement by the Company of (A) a dividend or distribution of Common Stock, or (B) any subdivision, combination or reclassification of Common Stock and prior to the expiration of 20 Business Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Market Price shall be appropriately adjusted to reflect the current Market Price per share equivalent of Common Stock.

         "NASDAQ" means the National Association of Securities Dealers automated quotation system.

         "NEGOTIATION PERIOD" shall have the meaning ascribed to that term in
Section 10.4(b) hereof.

         "PERMITTED TRANSFEREE" means, in relation to any particular Holder, a transferee of such Holder's interest in any Warrants pursuant to the Warrant Agreement, and any Person who shall acquire any other Securities from such Holder or from any Permitted Transferee thereof in a transaction not in violation or in contravention of any applicable law or regulation.

         "PERSON" means an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

         "PERSONAL REPRESENTATIVE" shall mean the successor or legal representative (including, without limitation, a guardian, executor, administrator or conservator) of a dead or incompetent Stockholder.

         "PIGGYBACK REGISTRATION" shall have the meaning ascribed to that term in Section 6.2(a) hereof.

         "PROSPECTUS" means the prospectus included in any Registration Statement, as amended or supplemented by any Prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus.

         "PUBLIC SALE" shall mean any sale of Common Stock to the public pursuant to a public offering registered under the Securities Act of 1933, as amended, or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act of 1933, as amended.

         "PURCHASERS" shall have the meaning ascribed to that term in the preamble hereto.

         "PUT CLOSING DATE" shall have the meaning ascribed to that term in
Section 7.2 hereof.

         "PUT NOTICE" shall have the meaning ascribed to that term in Section
7.1 hereof.

         "REGISTER", "REGISTERED" and "REGISTRATION" refers to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such Registration Statement.

         "REGISTRABLE SECURITIES" shall mean (a) the Warrants and the shares of Common Stock issued or issuable upon exercise of the Warrants in accordance with their terms, (b) all shares of Common Stock issued or issuable upon conversion of such shares of Common Stock, and (c) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. Registrable Securities will continue to be Registrable Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Registrable Securities hereunder, provided that shares of Purchaser Securities will cease to be Registrable Securities when transferred (i) to the Company or
(ii) pursuant to a Public Sale.

         "REGISTRATION EXPENSES" shall have the meaning ascribed to that term in
Section 6.6(a) hereof.

         "REGISTRATION STATEMENT" means any Registration Statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

         "RELATED PERSONS" shall mean, with respect to any individual, such individual's parents, spouse, children and grandchildren.

         "REPURCHASE PRICE" shall have the meaning ascribed to that term in
Section 7.4(a) hereof.

         "RULE 144" means Rule 144 issued by the Commission under the Securities Act, or any subsequent rule pertaining to the disposition of securities without registration.

         "SECURITIES" means, collectively, the Warrants and the Warrant Shares.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any federal statute or code which is a successor thereto.

         "STOCK OPTION PLAN" means, collectively, the Company's Amended and Restated 1992 Long Term Incentive Plan and 1998 Non-Employee Directors' Stock

Option Plan or plans created after the date hereof pursuant to which capital stock, options and warrants may be issued to employees and directors of the Company.

         "SUBORDINATED LOAN AGREEMENT" shall have the meaning ascribed to that term in Section 2.4 hereof.

         "SUBSIDIARY" shall mean any corporation, association, trust, or other business entity, of which the designated parent shall at any time own or control directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding shares of capital stock (or other shares of beneficial interest) entitled ordinarily to vote for the election of such business entity's directors (or in the case of a business entity that is not a corporation, for those Persons exercising functions similar to directors of a corporation).

         "TENDERING HOLDER" shall have the meaning ascribed to that term in
Section 7.1 hereof.

         "THIRD APPRAISER" shall have the meaning ascribed to that term in
Section 7.4(b) hereof.

         "UNDERWRITERS' MAXIMUM NUMBER" shall have the meaning ascribed to that term in Section 6.1(e) hereof.

         "UNDERWRITTEN REGISTRATION" or "UNDERWRITTEN OFFERING" refers to any registration in which securities of the Company are sold or to be sold pursuant to a firm commitment underwriting.

         "UNREPURCHASED SECURITIES" shall have the meaning ascribed to that term in Section 10.3 hereof.

         "VOTING SECURITIES" shall mean the Common Stock.

         "WARRANT AGREEMENT" shall have the meaning ascribed to that term in the preamble hereof.

         "WARRANT ESCROW AGREEMENT" shall have the meaning ascribed to that term in the preamble hereof.

         "WARRANT SHARES" means the shares of Common Stock issued pursuant to or issuable upon exercise of the Warrants.

         "WARRANTS" shall have the meaning ascribed to that term in the Warrant Agreement.

                                   ARTICLE II
                                   ----------

                                 REPRESENTATIONS
                                 ---------------

             The Company represents and warrants to the Holders as follows:

         Section 2.1.  CAPITALIZATION OF COMPANY.

         (a) SCHEDULE 2 lists and describes the authorized capital stock of the Company on and as of the Closing Date, the issued and outstanding capital stock of the Company on and as of the Closing Date, and all issued and outstanding options, warrants, convertible securities or other rights to acquire any capital stock of the Company on and as of the Closing Date.

         (b) As of the Closing Date, the Company has not granted or issued any options, warrants, convertible securities or other rights to acquire any shares of capital stock of the Company, except as described on SCHEDULE 2.

         (c) If the Warrants were exercisable as of the Closing Date, the Warrants would be exercisable in full for 10.0% of the issued and outstanding Common Stock of the Company on a fully-diluted basis, after giving effect to the issuance of such Warrants and all other warrants, options, or other convertible securities exercisable for or convertible into shares of Common Stock of the Company outstanding as of the Closing Date.

         Section 2.2.  AUTHORIZATION OF WARRANTS.

         (a) The Company has duly and properly authorized (i) the issuance to the Purchasers of the Warrants and (ii) the issuance by the Company of shares of Common Stock upon exercise of the Warrants in accordance with the terms thereof.

         (b) The Warrants shall become exercisable as provided in the Warrants and the Warrant Escrow Agreement.

         Section 2.3. BINDING EFFECT OF DOCUMENTS, ETC. Each of this Agreement, the Warrants, the Warrant Escrow Agreement and the Warrant Agreement (collectively, the "WARRANT DOCUMENTS"), upon the execution and delivery thereof by the Company, has been duly and validly executed and delivered by the Company. The execution, delivery and performance by the Company of each Warrant Document on the Closing Date has been duly authorized by proper corporate proceedings by the Company, and each Warrant Document constitutes, on and as of the Closing Date, the legal valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and (ii) general principles of equity including without limitation concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law); and the execution, delivery and performance of this Agreement by the Company does not and will not violate any applicable law or regulation.

         Section 2.4. SENIOR SUBORDINATED LOAN AGREEMENT. The Company hereby further represents and warrants to the Purchasers that all of the representations and warranties set forth in the Senior Subordinated Loan Agreement, dated as of August 31, 1999, by and among the Company, the Purchasers and the other parties thereto (as modified, amended or amended and restated from time to time, the "SUBORDINATED LOAN AGREEMENT"), are true and correct on and as of the Closing Date.


                                   ARTICLE III
                                   -----------

                                WARRANT DOCUMENTS
                                -----------------

         By its acceptance of a Warrant, the Holder of such Warrant acknowledges and agrees that (a) each of the Warrants is subject to the terms and provisions of each of the Warrant Agreement and the Warrant Escrow Agreement, and (b) each of the Warrants is entitled to all of the benefits set forth in this Agreement on the terms and subject to the conditions hereof, of the Warrant Agreement, and of the Warrant Escrow Agreement.


                                   ARTICLE IV
                                   ----------

                         REPRESENTATIONS OF THE HOLDERS
                         ------------------------------

         Each of the Holders represents and warrants to the Company that:

         (a) Such Holder is purchasing or acquiring its interest in the Securities from the Company or another Holder, as the case may be, in accordance with the terms hereof for such Holder's own account without a view to any distribution thereof in violation of the Securities Act, but, SUBJECT, NEVERTHELESS, to any requirement of law that the disposition of such Holder's property shall at all times be within such Holder's control. Such Holder has been informed and understands that the Securities have not been registered pursuant to the provisions of Section 5 of the Securities Act and must be held indefinitely unless such Securities are subsequently registered under the provisions of the Securities Act or an exemption from such registration is available.

         (b) Such Holder represents that it is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act.

                                    ARTICLE V
                                    ---------

                              COVENANTS OF COMPANY
                              --------------------

         The Company hereby covenants with each of the Holders that, except as otherwise expressly permitted or provided, in any particular instance, by a written Holder Consent:

         Section 5.1. RECORDS AND ACCOUNTS. The Company will (i) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (ii) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves.

         Section 5.2. FINANCIAL INFORMATION. The Company will deliver to each of the Holders contemporaneously with the filing or mailing thereof, copies of all periodic or special reports filed with the Securities and Exchange Commission, and copies of all materials sent to the stockholders of the Company. So long as the Subordinated Loan Agreement remain in effect, the Company may satisfy its obligations under this Section 5.2 by delivering to each Holder the information which it is required to deliver to the Holders under the corresponding covenants contained in the Subordinated Loan Agreement at the times required by the Subordinated Loan Agreement.


                                   ARTICLE VI
                                   ----------

                               REGISTRATION RIGHTS
                               -------------------

         The Company hereby grants to the Holders certain rights to require the Company to register Common Stock of the Company in compliance with the Securities Act and certain rights to participate with the Company in any registration by the Company of Common Stock under the Securities Act. The provisions governing such registration rights are set out in this Article VI. The Company and the Holders hereby absolutely and unconditionally agree to be bound and governed by, and specifically make and adopt, all of the terms and provisions contained in this Article VI. A Holder shall, for all purposes of this Article VI, unless the context shall otherwise require, be deemed to hold, at any particular time, all shares of Common Stock issuable upon conversion of or in exchange for or upon exercise of rights under all capital stock or other securities (including, without limitation, options and warrants) of the Company held of record by such Holder at such time.

         Section 6.1.  DEMAND REGISTRATIONS.

         (a)      REQUESTS FOR DEMAND REGISTRATION.

                  (i) Subject to the limitations contained in the following paragraphs of this Section 6.1, the Holders of not less than twenty-five percent (25%) of the Registrable Securities may at any time and from time to time after the first anniversary of the Closing Date give to the Company, pursuant to this clause (i), a written request for the registration by the Company under the Securities Act of all or any part of the Registrable Securities of such Holders having an aggregate offering price of at least $250,000 (such registration being herein called a "DEMAND REGISTRATION") on Form S-3 or any successor form adopted by the Commission, PROVIDED, HOWEVER, that if in accordance with applicable law, including applicable rules and regulations promulgated by the Commission, the Company is not eligible to register securities on Form S-3 (or any comparable short-form registration adopted by the Commission), then the Holders shall have the right to require completion of one Demand Registration pursuant to this subparagraph (i) on Form S-1 or any successor form adopted by the Commission. Within ten (10) days after the receipt by the Company of any such written request, the Company will give written notice of such registration request to all Holders of Registrable Securities.

                  (ii) Subject to the limitations contained in the following paragraphs of this Section 6.1, after the receipt of each such written request for a Demand Registration, (A) the Company will be obligated and required to include in such Demand Registration all Registrable Securities with respect to which the Company shall receive from Holders of Registrable Securities, within thirty (30) days after the date on which the Company shall have given to all Holders a written notice of registration request pursuant to Section 6.1(a)(i) hereof, the written requests of such Holders for inclusion in such Demand Registration, and
         (B) the Company will use its best efforts in good faith to effect promptly the registration of all such Registrable Securities. The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities of such Holders from any Demand Registration at any time prior to the effective date of such Demand Registration PROVIDED, that if such Demand Registration is on Form S-1 or any successor form adopted by the Commission and such withdrawal would reduce the amount of Registrable Securities to be registered in such Demand Registration to less than the amount required to initiate a Demand Registration pursuant to clause (i) above, then the Company may elect not to proceed with such Demand Registration. All written requests made by Holders of Registrable Securities pursuant to this clause (ii) will specify the number of shares of Registrable Securities to be registered and will also specify the intended method of disposition thereof. Such method of disposition shall, in any case, be an underwritten offering if an underwritten offering is requested by Holders of a majority of Registrable Securities to be included in such Demand Registration.

         (b)      LIMITATIONS ON DEMAND REGISTRATION.

                  (i) Except in the circumstances contemplated in paragraph
         (a)(i) above, the Holders of Registrable Securities will not be entitled to require the Company to effect any registrations on Form S-1 (or other comparable form adopted by the Commission). At such time as all of any Holder's Registrable Securities shall be freely tradable under paragraph (k) of Rule 144, such Holder shall not be entitled to require the Company to effect, and shall not be entitled to participate pursuant to this Section 6.1 in, any further Demand Registrations.

                  (ii) The Company shall not be obligated or required to effect any Demand Registration of any Registrable Securities pursuant to
         Section 6.1(a) hereof during the period commencing on the date falling sixty (60) days prior to the Company's estimated date of filing of, and ending on the date ninety (90) days following the effective date of, any Registration Statement pertaining to any underwritten registration initiated by the Company, for the account of the Company. The foregoing limitation on the Company's obligation to effect a Demand Registration shall only be applicable if the written request of Holders for such Demand Registration shall have been received by the Company both (A) after the first anniversary of the Closing Date and (B) after the Company shall have given to all Holders of Registrable Securities a written notice stating that the Company is commencing an underwritten registration initiated by the Company. Notwithstanding any limitation on the Company's obligations described in this paragraph (b)(ii), the Company will use its best efforts in good faith to cause any such Registration Statement for a Demand Registration requested by the Holders to be filed and to become effective as expeditiously as shall be reasonably possible.

         (c) EFFECTIVE REGISTRATION - EXPENSES. In any registration initiated by the Holders as a Demand Registration pursuant to Section 6.1(a) hereof, the Company will pay all Registration Expenses of each such registration regardless of whether such registration constitutes a Demand Registration for purposes of this Section 6.1.

         (d)  LIMITATION ON RIGHTS TO PIGGYBACK ON DEMAND REGISTRATIONS.

                  (i) Neither the Company nor any of its securityholders (other than Holders of Registrable Securities in their capacity as Holders) shall have the right or otherwise be entitled to include any of the Company's securities in any registration initiated by Holders of Registrable Securities as a Demand Registration pursuant to Section 6.1(a) hereof, unless (A) such securities are of the same class as the Registrable Securities to be included in such Demand Registration, and
         (B) if such Demand Registration is an underwritten offering, the Company or (as the case may be) such securityholders shall have duly and properly agreed in writing to sell their securities on the same terms and conditions as shall apply to the Registrable Securities to be included in such Demand Registration.

                  (ii) The Company will not grant or agree to grant to any Persons any registration rights which will conflict or be inconsistent in any respect with any of the provisions of clause (i) of this
         Section 6.1(d). In the event of any such conflict or inconsistency, the provisions of such clause (i) shall in any case prevail and be controlling.

         (e) PRIORITY ON DEMAND REGISTRATIONS. If any Demand Registration is an underwritten offering, and the managing underwriters shall give written advice to the Company and the Holders of Registrable Securities to be included in such registration that, in the reasonable opinion of such managing underwriters, marketing factors require a limitation on the total number of securities to be underwritten (the "UNDERWRITERS' MAXIMUM NUMBER"), then: (i) the Company will be obligated and required to include in such registration that number of Registrable Securities requested by the Holders thereof to be included in such registration which does not exceed the Underwriters' Maximum Number, and such number of Registrable Securities shall be allocated PRO RATA among the Holders of such Registrable Securities on the basis of the number of Registrable Securities requested to be included therein by each such Holder; (ii) if the Underwriters' Maximum Number exceeds the number of Registrable Securities requested by the Holders thereof to be included in such registration, then the Company will be entitled to include in such registration that number of securities which shall have been requested by the Company to be included in such registration for the account of the Company and which shall not be greater than such excess; and (iii) if the Underwriters' Maximum Number exceeds the sum of the number of Registrable Securities which the Company shall be required to include in such Demand Registration and the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company may include in such registration that number of other securities which Persons (other than the Holders as such) shall have requested be included in such registration and which shall not be greater than such excess.

         (f) SELECTION OF UNDERWRITERS. If any Demand Registration is an underwritten offering, or a best efforts underwritten offering, the investment bankers and managing underwriters in such registration will be selected by the Company subject to the approval of the Holders of a majority of Registrable Securities to be included in such registration.

         Section 6.2.  PIGGYBACK REGISTRATIONS.

         (a)      RIGHTS TO PIGGYBACK.

                  (i) If (and on each occasion that) the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration), either for the Company's own account or for the account of any of its securityholders (other than the Holders of Registrable Securities in their capacity as Holders) (each such registration being herein called a "PIGGYBACK REGISTRATION"), the Company will give written notice to all Holders of Registrable Securities of the Company's intention to effect such

         Piggyback Registration not later than the earlier to occur of (A) the tenth day following the receipt by the Company of notice of exercise of any registration rights by any Persons (other than the Holders of Registrable Securities in their capacities as Holders), and (B) thirty
         (30) days prior to the anticipated filing date of such Piggyback Registration.

                  (ii) Subject to the provisions contained in paragraphs (c) and
         (d) of this Section 6.2 and in the last sentence of this clause (ii),
         (A) the Company will be obligated and required to include in each Piggyback Registration all Registrable Securities with respect to which the Company shall receive from Holders of Registrable Securities, within thirty (30) days after the date on which the Company shall have given written notice of such Piggyback Registration to all Holders of Registrable Securities pursuant to Section 6.2(a)(i) hereof, the written requests of such Holders for inclusion in such Piggyback Registration, and (B) the Company will use its best efforts in good faith to effect promptly the registration of all such Registrable Securities. The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities of such Holders from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration. Any registration of Registrable Securities pursuant to this Section 6.2 shall not be counted as a Demand Registration pursuant to Section 6.1 hereof. The Company will not be obligated or required to include any Registrable Securities in any registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable.

         (b) PIGGYBACK REGISTRATION EXPENSES. The Company will pay all Registration Expenses of each Piggyback Registration attributable to Registrable Securities or otherwise incurred or sustained in connection with or arising out of the inclusion in each such Piggyback Registration of Registrable Securities.

         (c) PRIORITY ON PIGGYBACK REGISTRATIONS. If a Piggyback Registration is an underwritten registration, and the managing underwriters shall give written advice to the Company of an Underwriters' Maximum Number, then: (i) the Company shall be entitled to include in such registration that number of securities which the Company proposes to offer and sell for its own account in such registration and which does not exceed the Underwriters' Maximum Number; (ii) if the Underwriters' Maximum Number exceeds the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company will be obligated and required to include in such registration that number of Registrable Securities requested by the Holders thereof to be included in such registration and which does not exceed such excess and such Registrable Securities shall be allocated PRO RATA among the Holders thereof on the basis of the number of Registrable Securities requested to be included therein by each such Holder; and (iii) if the Underwriters' Maximum Number exceeds the sum of the number of Registrable Securities which the Company shall be required to include in such registration pursuant to clause (ii) and the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company may include in such registration that number of other securities which persons shall have requested be included in such registration and which shall not be greater than such excess.

         (d) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, or a best-efforts underwritten offering, the investment bankers and managing underwriters in such registration will be selected by the Company subject to the approval of the Holders of a majority of the Registrable Securities to be included in such registration, which approval will not be unreasonably withheld or delayed.

         Section 6.3.  LOCKUP AGREEMENTS.

         (a) RESTRICTIONS ON PUBLIC SALE BY HOLDERS OF REGISTRABLE SECURITIES. Each Holder of Registrable Securities, any of whose Registrable Securities are included in any underwritten registration of the Company's securities, if the Company or the managing underwriters so request in connection with such registration, will not, without the prior written consent of the Company or such underwriters, effect any public sale or other distribution of any equity securities of the Company, including any sale pursuant to Rule 144, during the seven (7) days prior to, and during the one hundred twenty (120) day period commencing on, the effective date of such underwritten registration, except in connection with such underwritten registration, except, in each case, to the extent such Holder is prohibited by applicable law or exercise of fiduciary duties from agreeing to withhold Registrable Securities from sale or is acting in its capacity as a fiduciary or investment adviser; provided that each officer and director of the Company and each holder of more than two percent (2%) of the issued and outstanding shares of Common Stock shall enter into similar agreements of at least equal duration. Without limiting the scope of the term "fiduciary", a Holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the Registrable Securities to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, or the Investment Company Act of 1940, as amended, or if such Registrable Securities are held in a separate account under applicable insurance law or regulation.

         (b) RESTRICTIONS ON PUBLIC SALE BY COMPANY. If the managing underwriters request, the Company agrees not to effect any public sale or other distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the seventh (7th) day prior to, and ending on the one hundred and twentieth (120th) day following, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration, except in connection with any such underwritten registration and except for any offering or distribution pursuant to an employee benefit plan and registered on Form S-8.

         Section 6.4. REGISTRATION PROCEDURES. Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

         (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective (PROVIDED, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to counsel selected by the Holders of Registrable Securities covered by such Registration Statement, copies of all such documents proposed to be filed, which documents will be subject to the timely review of such counsel and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto, including documents incorporated by reference, to which the Holders of a majority of the Registrable Securities covered by such Registration Statement shall reasonably object);

         (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for not more than one (1) year and, comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such effective period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement and cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

         (c) upon request, furnish to each seller of Registrable Securities such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus and each Prospectus filed under Rule 424 of the Securities Act) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by each such seller (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by such seller in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto);

         (d) use its best efforts to register or qualify such Registrable Securities under such other securities or Blue Sky laws of such jurisdictions as any seller reasonably requests, use its best efforts to keep each such registration or qualification effective, including through new filings, amendments or renewals, during the period such Registration Statement is required to be kept effective, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; PROVIDED that the Company will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (d), (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any such jurisdiction;

         (e) notify each seller of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare (and, when completed, give notice to each seller of Registrable Securities) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, each seller of such Registrable Securities will not offer or sell such Registrable Securities until the Company has notified such seller that it has prepared a supplement or amendment to such Prospectus and delivered copies of such supplement or amendment to such seller;

         (f) cause all such Registrable Securities to be listed, prior to the date of the first sale of such Registrable Securities pursuant to such registration, on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed with NASDAQ;

         (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

         (h) enter into all such customary agreements (including underwriting agreements in customary form) as the Holders of a majority of Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

         (i) make available for inspection on a confidential basis by any seller, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter (in each case after reasonable prior notice), all reasonably requested financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply on a confidential basis all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

         (j) permit any Holder of Registrable Securities which Holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company within the meaning of Section 15 of the Securities Act, to participate in the preparation of such registration or comparable statement and to permit the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included, provided that such material shall be furnished under such circumstances as shall cause it to be subject to the indemnification provisions provided pursuant to Section 6.7(b) hereof;

         (k) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, the Company will use its best efforts promptly to obtain the withdrawal of such order;

         (l) if requested by the managing underwriter or underwriters or any holder of Registrable Securities in connection with any sale pursuant to a Registration Statement, promptly incorporate in a Prospectus supplement or post-effective amendment such information relating to such underwriting as the managing underwriter or underwriters or such Holder reasonably requests to be included therein, and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such Prospectus supplement or post-effective amendment;

         (m) cooperate with the Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold under such registration, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may request;

         (n) use its best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States and having jurisdiction over the Company as may reasonably be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

         (o) use its best efforts to obtain, at the time of effectiveness of each Piggyback Registration and at the time of any sale pursuant to each Demand Registration, an opinion or opinions, favorable in form and scope to the Holders of a Majority of Registrable Securities covered by such registration, from counsel to the Company in customary form; and

         (p) otherwise comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders (as contemplated by Section 11(a) under the Securities Act) an earnings statement satisfying the provisions of Rule 158 under the Securities Act no later than ninety (90) days after the end of the twelve month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover said twelve month period.

         Section 6.5.  COOPERATION BY PROSPECTIVE SELLERS, ETC.

         (a) INFORMATION REQUESTS. Each prospective seller of Registrable Securities will furnish to the Company in writing such information as the Company may reasonably require from such seller in connection with any Registration Statement with respect to such Registrable Securities.

         (b) FAILURE TO COOPERATE. The failure of any prospective seller of Registrable Securities to furnish any information or documents in accordance with any provision contained in this Article VI shall not affect the obligations of the Company under this Article VI to any remaining sellers who furnish such information and documents unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the Registration Statement or the underlying offering.

         (c) SUSPENSION OF SALES. The Holders of Registrable Securities included in any Registration Statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update such Registration Statement or Prospectus; but the obligations of the Company with respect to maintaining any Registration Statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

         (d) REMOVAL OF SHARES FROM REGISTRATION. At the end of any period during which the Company is obligated to keep any Registration Statement current and effective as provided by Section 6.4 hereof (and any extensions thereof required by the preceding paragraph (c) of this Section 6.5), the Holders of Registrable Securities included in such Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

         (e) WARRANTS OR OPTIONS. Notwithstanding any other provision herein to the contrary, no Holder of Registrable Securities which constitute warrants or options shall be required to exercise such warrants or options in connection with any registration until the actual sale of the shares of Common Stock issuable upon exercise of such warrants or options. The Company shall enter into such agreements and shall otherwise cooperate with the Holders of Registrable Securities in order to ensure that such Holders are not required to exercise any warrants or options prior to the date of the actual sale of the shares of Common Stock issuable upon exercise of such warrants or options, but the Company shall not be required to extend the exercise date thereof for such purposes.

         Section 6.6.  REGISTRATION EXPENSES.

         (a) EXPENSES BORNE BY THE COMPANY. All costs and expenses incurred or sustained in connection with or arising out of each registration pursuant to
Section 6.1 or Section 6.2 hereof, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or Blue Sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the Blue Sky qualification of Registrable Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and of counsel for the sellers of Registrable Securities (subject to the limitations contained in paragraph (b) of this Section 6.6), fees and disbursements of all independent certified public accountants (including the expenses relating to the preparation and delivery of any special audit or "cold comfort" letters required by or incident to such registration), and fees and disbursements of underwriters (excluding discounts and commissions), the reasonable fees and expenses of any special experts retained by the Company of its own initiative or at the reasonable request of the managing underwriters in connection with such registration, and fees and expenses of all (if any) other Persons retained by the Company (all such costs and expenses being herein called, collectively, the "REGISTRATION EXPENSES"), will be borne and paid by the Company. The Company will, in any case, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the expense of liability insurance referred to above, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities of the Company are then listed.

         (b) ATTORNEYS' FEES; TAXES. In connection with each registration of Registrable Securities pursuant to this Article VI, the Company will reimburse the Holders of Registrable Securities being registered in such registration for the reasonable fees and disbursements of one law firm which acts as counsel chosen by the Holders of a majority of Registrable Securities being registered in such registration. The Company will not bear the cost of nor pay for any stock transfer taxes imposed in respect of the transfer of any Registrable Securities to any purchaser thereof by any Holder of Registrable Securities in connection with any registration of Registrable Securities pursuant to this
Article VI.

         (c) PAYMENT BY HOLDER. To the extent that Registration Expenses incident to any registration are, under the terms of this Article VI, not required to be paid by the Company, each Holder of Registrable Securities included in such registration will pay all Registration Expenses which are clearly solely attributable to the registration of such Holder's Registrable Securities so included in such registration, and all other Registration Expenses not so attributable to one Holder will be borne and paid by all sellers of securities included in such registration in proportion to the number of securities so included by each such seller.

         Section 6.7.  INDEMNIFICATION.

         (a) INDEMNIFICATION BY COMPANY. The Company will indemnify each Holder requesting or joining in a registration and each underwriter of the securities so registered, the officers, directors and partners of each such Person and each Person who controls any thereof (within the meaning of the Securities Act), against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any Prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related

Registration Statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, officer, director, partner, controlling Person, and underwriter for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by any Holder, officer, director, partner, controlling Person, or underwriter and stated to be exclusively and specifically for use therein.

         (b) INDEMNIFICATION BY EACH HOLDER. Subject to the limitations set forth below, each Holder requesting or joining in a registration will indemnify each underwriter of the securities so registered, the Company and its officers and directors and each Person, if any, who controls any thereof (within the meaning of the Securities Act) and their respective successors in title and assigns against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any Prospectus, offering circular or other document incident to any registration, qualification or compliance, or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statement therein not misleading, and such Holder will reimburse each underwriter, the Company and each other Person indemnified pursuant to this paragraph (b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon information furnished to the Company in an instrument duly executed by such Holder and stated to be specifically for use in such Prospectus, offering circular or other document or any amendment or supplement thereto. The maximum liability under this paragraph
(b) of each Holder joining in any registration shall be limited to the aggregate amount of all sales proceeds actually received by such Holder upon the sale of such Holder's Registrable Securities in connection with such registration.

         (c) INDEMNIFICATION PROCEEDINGS. Each party entitled to indemnification pursuant to this Section 6.7 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification pursuant to this Section 6.7 (the "INDEMNIFYING PARTY") promptly after such Indemnified Party acquires actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be acceptable to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense; and

 PROVIDED, FURTHER, that if any Indemnified Party shall have reasonably concluded that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to and are inconsistent with those available to the Indemnifying Party, or that such claim or litigation involves or could have a material adverse effect upon matters beyond the scope of the indemnity agreement provided in this Section 6.7, the Indemnifying Party shall not have the right to assume the defense of such action on behalf such Indemnified Party and such Indemnifying Party shall reimburse such Indemnified Party and any Person controlling such Indemnified Party for that portion of the fees and expenses of any counsel retained by the Indemnified Party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 6.7; and PROVIDED, FURTHER, that the failure by any Indemnified Party to give notice as provided in this paragraph (c) shall not relieve the Indemnifying Party of its obligations under this Section 6.7 except to the extent that the failure results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged (or the indemnification liability of such Indemnifying Party hereunder would be increased) solely as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The reimbursement required by this Section 6.7 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

         (d) CONTRIBUTION IN LIEU OF INDEMNIFICATION. If the indemnification provided for in this Section 6.7 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expense (or actions in respect thereof) referred to therein, then the Indemnifying Party in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; PROVIDED, HOWEVER, that in no event shall the liability of any Holder hereunder be greater in amount than the difference between the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation and all amounts previously contributed by such Holder with respect to such losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.7(d) were determined by PRO RATA allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         Section 6.8. RULE 144 REQUIREMENTS; FORM S-3. The Company will make every effort in good faith to take all steps necessary to ensure that the Company will be eligible to register securities on Form S-3 (or any comparable form adopted by the Commission) at all times, and to make publicly available and available to the Holders of Registrable Securities, pursuant to Rule 144 or Rule 144A of the Commission under the Securities Act, such information as shall be necessary to enable the Holders of Registrable Securities to make sales of Registrable Securities pursuant to such Rules. The Company will furnish to any Holder of Registrable Securities, upon request made by such Holder at any time after the undertaking of the Company in the preceding sentence shall have first become effective, a written statement signed by the Company, addressed to such Holder, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144 or Rule 144A. The Company will, at the request of any Holder of Registrable Securities, upon receipt from such Holder of a certificate certifying (i) that such Holder has held such Registrable Securities for a period of not less than two (2) consecutive years, and (ii) that such Holder has not been an affiliate (as defined in Rule 144) of the Company for more than the ninety (90) preceding days, remove from the stock certificates representing such Registrable Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act.

         Section 6.9. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any underwritten registration pursuant to this Article VI unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled, under the provisions contained in this Article VI, to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required by the terms of such underwriting arrangements, PROVIDED, HOWEVER, that no such indemnities or underwriting agreements shall provide for indemnification or contribution obligations of any Holder to a greater extent than the obligations of such Holder set forth in Section 6.7(b) hereof. Subject to the provisions of this Agreement, any Holder of Registrable Securities to be included in any underwritten registration shall be entitled at any time to withdraw such Registrable Securities from such registration in the event that such Holder shall disapprove of any of the terms of the related underwriting agreement.

         Section 6.10. NO INCONSISTENT AGREEMENTS. The Company will not, at any time after the effective date of this Agreement, enter into any agreement or contract (whether written or oral) with respect to any of its securities which is inconsistent in any respect with the registration rights granted by the Company to Holders pursuant to Article VI of this Agreement or otherwise conflicts with the provisions hereof.

         Section 6.11. REGISTRABLE SECURITIES HELD BY THE COMPANY. Whenever the consent or approval of Holders of Registrable Securities is required pursuant to this Article VI, Registrable Securities held by the Company shall not be counted in determining whether such consent or approval was duly and properly given by such Holders pursuant to and in compliance with any of the terms of Article VI of this Agreement.

         Section 6.12. TERM. The agreements of the Company contained in this
Article VI shall continue in full force and effect so long as any Holder holds any Registrable Securities.


                                   ARTICLE VII
                                   -----------

                                   PUT OPTION
                                   ----------

         Section 7.1. RIGHT TO PUT SECURITIES. At any time (a) after the occurrence and during the continuance of an Event of Default under and as defined in the Subordinated Loan Agreement, and (b) after the seventh (7th) anniversary of the Closing Date, each Holder (a "TENDERING HOLDER") may, by notice to the Company (a "PUT NOTICE"), require the Company to repurchase from such Tendering Holder, at the Repurchase Price specified in Section 7.4 hereof, such number of Securities held by such Tendering Holder as are specified in the Put Notice. Promptly upon its receipt of a Put Notice, the Company shall give written notice of the particulars thereof to each other Holder (other than to the Tendering Holder) and, if any of such Holders delivers a Put Notice to the Company within ten (10) days after its receipt of such notice from the Company, the holders of all of such Securities shall be entitled to close their put of such Securities on but not before the date scheduled pursuant to Section
7.2 for the closing of the put referred to in the Company's notice to them pursuant to this Section 7.1. Except to the extent prohibited by applicable law, and in any event subject to customary confidentiality and non-transfer agreement, within five (5) business days of its receipt of any Put Notice, the Company shall deliver to each of the Tendering Holders a certificate signed by an authorized officer of the Company outlining in reasonable detail the particulars of any potential transactions which the Company is considering at such time and that may be material to the exercise of such Tendering Holder's rights under this Section 7, including any plans or proposals for any mergers, sales of assets, acquisitions and substantial sales of stock by its stockholders and each such Tendering Holder shall have five (5) business days after its receipt of such certificate to rescind its Put Notice. The Company acknowledges that the disclosure contained in any certificate delivered to such Tendering Holder pursuant to the immediately preceding sentence shall be relied on by such Tendering Holder in its determination of whether to put at such time.

         Section 7.2. PUT CLOSING. The closing, except as otherwise provided in
Section 7.6, shall take place at the offices of the Company at 10:00 a.m. local time on a date (a) not more than ninety (90) days after the date a Put Notice is received by the Company as the Company shall specify by notice to the Tendering Holders, or at such later time as Fair Market Value shall have been determined under Section 7.4(b) hereof, or (b) at such other time and place as the Tendering Holders and the Company may agree upon (a "PUT CLOSING DATE"). At the closing such holders will deliver to the Company a certificate or certificates evidencing all of the Warrant Shares and Warrants being put which are held by the Tendering Holders (properly endorsed or accompanied by stock powers or, in the case of any Warrants, assignments, with signature(s) guaranteed or similar appropriate documentation of authority to transfer) against payment of the Repurchase Price to such Tendering Holder in the manner specified in Section 7.3 hereof. Except to the extent prohibited by applicable law and in any event subject to customary confidentiality and non-transfer agreements, prior to the Put Closing Date, the Company will provide such Tendering Holder with all available information that may be material to the exercise of such Tendering Holder's rights under this Section 7, including any plans or proposals for any mergers, sales of assets, acquisitions and substantial sales of stock by its stockholders.

         Section 7.3. PAYMENT. The Company shall pay the Repurchase Price at any closing under Section 7.2 hereof out of funds legally available therefor in cash or immediately available funds. In the event that any portion of the aggregate Repurchase Price is not paid as a result of any insufficiency of legally available funds or as a result of any limitations on the repurchase of shares of the Company's Common Stock under the Subordinated Loan Agreement or the Credit Agreement or otherwise, either (A) the Tendering Holders may rescind their Put Notice or (B) the Company shall pay to the Tendering Holders that portion of the aggregate Repurchase Price which the Company is able to pay PRO RATA to each such Tendering Holder based on the ratio of the Repurchase
Price payable to such Tendering Holder to the aggregate Repurchase Price payable to all such Tendering Holders and such Tendering Holders shall retain a contract claim for the unpaid balance of the Repurchase Price and shall retain all their respective rights hereunder and under and in connection with such Securities, as to that number of such Warrant Shares or portion of such Warrants exercisable for that number of shares as such unpaid portion represents (the "UNREPURCHASED SECURITIES"), until such time as the unpaid portion of the Repurchase Price shall be paid to such Tendering Holders in full. In the event of any failure of the Company to pay in full the Repurchase Price of any Warrants and Warrant Shares which are put to the Company on the scheduled Put Closing Date, all references in this ss.7 to such Put Closing
Date (including without limitation any such references used in determining the Repurchase Price for such Securities to the extent they constitute
Unrepurchased Securities) shall, but only with respect to such Unrepurchased Securities, be deemed to refer to the date on which payment in full therefor is actually made. The unpaid portion of the Repurchase Price allocable to the Unrepurchased Securities shall remain an obligation of the Company, shall bear interest at the rate of eighteen percent (18%) PER ANNUM, and shall become due and payable (including interest accrued in respect thereof), in cash or immediately available funds, as soon as there are funds legally available therefor.

         Section 7.4.  REPURCHASE PRICE FOR SECURITIES.

         (a) REPURCHASE PRICE. The repurchase price (the "REPURCHASE PRICE") shall, except as otherwise provided in ss.7.6, be an amount equal to (i) in the case of each portion of any Warrants exercisable for one Warrant Share, the difference between the repurchase price per share of the Warrant Shares as determined under clause (ii) below of this ss.7.4 and the exercise price per share specified therein, and (ii) in the case of each Warrant Share, the quotient obtained by dividing (A) the SUM of the GREATER of either the Fair Market Value of the Company's common stock equity (as determined pursuant to Section 7.4(b) hereof) or the Formula Value of the Company's common stock equity (as determined pursuant to Section 7.4(c) hereof) PLUS the aggregate consideration to be paid to the Company upon the exercise of all then outstanding Warrants, by (B) the sum of the number of shares of Common Stock then outstanding on a fully diluted basis, including the number of shares of Common Stock then issuable upon exercise of the Warrants.

         (b) FAIR MARKET VALUE. The fair market value of the Company's common stock equity (the "FAIR MARKET VALUE") shall be determined as follows:

                  (i) if at any date of determination of the Repurchase Price the Common Stock of any class shall then be publicly traded, the Fair Market Value of the Company on such date shall be the Market Price on such date multiplied by the number of shares of Common Stock then outstanding on a fully diluted basis; and

                  (ii) if at any date of determination of the Repurchase Price the Common Stock of any class shall not then be publicly traded, for a period of ten (10) days after the date of any Put Notice (the "NEGOTIATION PERIOD"), each party hereto agrees to negotiate in good faith to reach agreement upon the Fair Market Value. In the event that the Company and the Holders are unable to agree upon the Fair Market Value by the end of the Negotiation Period, for a period of ten (10) days after the end of the Negotiation Period, the Company and the Holders shall endeavor to agree on an independent appraiser (the "CONSENSUS APPRAISER") who shall be jointly appointed by the Company and the Holders to make a binding determination of the Fair Market Value of the Company's common stock equity. In the event that the Company and the Holders are unable to agree on a Consensus Appraiser by the end of such period, the Fair Market Value of the Company's common stock equity shall be determined for purposes of this Section 7.5(b) initially by an independent appraiser selected by the Company (the "COMPANY APPRAISER") and whose appraisal (the "COMPANY APPRAISAL") shall be furnished to each of the Holders to which such put relates within thirty (30) days after the end of the Negotiation Period. If the Holders do not object to such determination within fifteen (15) days after receipt of such Appraisal, the fair market value determined by Company Appraiser shall be the Fair Market Value. If any of the Holders object to the Fair Market Value determined by the Company Appraiser, such objecting Holders may select an appraiser (the "HOLDER APPRAISER") who shall review the determination of the Company Appraiser and issue a report thereon (the "HOLDER APPRAISAL"), within thirty (30) days after delivery to each of the Holders to which such put relates of the Company Appraisal. Within ten (10) days after delivery to the Holders of the Holder Appraisal, the Holders will either accept the Company Appraisal or deliver the Holder Appraisal to the Company. If the Holders decide to deliver the Holder Appraisal to the Company, the Company Appraiser and the Holder Appraiser shall meet within ten (10) days after such delivery in order to resolve any questions or differences with respect to the Fair Market Value. If the Company Appraiser and the Holder Appraiser agree on a Fair Market Value of the Company's common stock equity, such Fair Market Value shall be the Fair Market Value. If no agreement is reached, the Company Appraiser and the Holder Appraiser shall jointly select an appraiser (the "THIRD APPRAISER") within five (5) days after such meeting. Fair Market Value shall then be determined by the Third Appraiser within thirty (30) days after delivery to the Company of the Holder Appraisal, and the determination of the Third Appraiser (which determination shall not be less than the determination of the Company Appraiser or greater than the determination of the Holder Appraiser) shall be conclusive and binding upon the Company and each of the Holders to which such put relates. Fair Market Value shall in all cases be calculated by determining the Fair Market Value of the entire common stock equity interest of the Company taken as a whole, without premium for control or discounts for minority interests or restrictions on transfer but taking into consideration any plans or proposals (to the extent they are reasonably likely to occur) for any mergers, sales of assets, acquisitions or substantial sales of stock by the Company or its stockholders relating to the Company. All expenses of the Consensus Appraiser and of the Company Appraiser shall be borne by the Company; all expenses of the Holder Appraiser shall be borne by the Holder or Holders to which such put relates on a PRO RATA basis based on the number of shares for which such Warrants held by each of such Holders are exercisable and the number of such Warrant Shares held by each of such Holders; and all expenses of the Third Appraiser shall be borne 50% by the Company and 50% by the Holders to which such put relates in the same proportions as in the case of the Holder Appraisal.

         (c) FORMULA VALUE. The "FORMULA VALUE" of the Company's common stock equity at any particular date of determination shall be an amount calculated by multiplying Consolidated EBITDA for the period of 4 full fiscal quarters most recently ended prior to such date by the number 6.25.

         Section 7.5. ADDITIONAL PAYMENTS UPON MERGER, ETC. If at any time within twelve months after any Put Closing Date with respect to the repurchase or exchange of any Warrants and/or Warrant Shares, the Company shall have entered into any agreement or letter of intent with respect to any Capital Transaction, the Company shall, simultaneously with the consummation of such Capital Transaction or at such later time as any payment is received by the Company or any of their stockholders in respect of such Capital Transaction, make an additional payment to each former holder of such Warrant or Warrant Shares in an amount equal to the excess of the amount such Holder would have received (or the Company would have received and in which such holder would have had a beneficial interest as a stockholder) in respect of such Warrant and/or Warrant Shares had such Warrants and/or Warrant Shares not been previously repurchased pursuant to Sections 7.2 or 7.3 hereof, but instead had been purchased pursuant to Section 7.6 hereof over the payment received by such holder pursuant to Sections 7.2 or 7.3 hereof. Each payment to such Holder pursuant to this Section 7.5 shall be made either in cash or in the form of the securities and other property received by the holders of common equity of the Company.

         Section 7.6. REPURCHASE UPON CHANGE OF CONTROL. The Company will give each Holder of Securities at least thirty (30) days' prior written notice of any Change of control following the first anniversary of the Closing Date. At the time of the consummation of such Change of control following the first anniversary of the Closing Date, the Holders of Securities may, at their option, sell and the Company shall be required to repurchase all of the Securities then outstanding and the Repurchase Price, for purposes of this
Section 7.6, shall be equal to (a) in the case of each portion of any Warrant exercisable for one Warrant Share, the Repurchase Price per Warrant Share as determined pursuant to clause (b) below LESS the exercise price for such share and (b) in the case of each Warrant Share, (i) in the case of a merger, public offering, dissolution or liquidation the Company or of the Parent, or any other stock transaction, the highest price per share received by any holder of Common Stock in connection with such transaction and (ii) in the case of any liquidation or sale of assets, the quotient of (A) the Adjusted Net Worth of the Company immediately prior to such liquidation or immediately after such sale, DIVIDED BY (B) the sum of the number of shares of Common Stock then outstanding PLUS the number of shares of Common Stock then issuable upon the exercise of then outstanding warrants, options or convertible securities, in each case to the extent then exercisable.

                                  ARTICLE VIII
                                  ------------

               SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION, ETC.
               --------------------------------------------------

         Section 8.1. SURVIVAL OF REPRESENTATIONS. The representations and warranties of the Company and of the Purchasers and the Holders contained in this Agreement or any agreement, instrument or document delivered pursuant to any of the provisions of this Agreement shall survive the execution and delivery of this Agreement, any examination or investigation conducted by or on behalf of the Company or the Holders, and the Closing hereunder.

         Section 8.2. INDEMNIFICATION FOR MISREPRESENTATIONS. The Company agrees to indemnify and hold the Holders harmless from and against, and to pay to the Holders, on demand by the Holders from time to time, the full amount of any loss, claim, damage, liability, cost or expense (including reasonable attorneys' fees) resulting to the Holders from any false, incorrect or misleading representation or warrants of the Company contained in this Agreement or any agreement, instrument or document delivered by the Company to the Holders pursuant to any of the provisions hereof or thereof.

         Section 8.3. EXPENSES. Whether or not all or any of the arrangements or transactions contemplated by this Agreement or by any of the Warrants shall be consummated, the Company agrees to pay to the Holders, on demand by the Holders at any time and as often as the occasion therefor may require: (a) all of the reasonable legal fees, PLUS all reasonable out-of-pocket expenses and disbursements, of Bingham Dana LLP, special counsel for the Holders, which have been or shall be incurred or sustained at any time in connection with the preparation, negotiation, execution or delivery of this Agreement, any of the Warrants or any other agreements, instruments or documents relating thereto; and
(b) all reasonable out-of-pocket costs and expenses which shall be incurred or sustained by any Holder at any time in connection with any modifications or amendments to or consents, approvals or waivers under this Agreement or any of the Warrants, or in connection with any action or proceeding taken by any Holder to protect or preserve all or any of the rights, remedies, powers or privileges of such Holder under any of such documents or to enforce any of the covenants, agreements or obligations of the Company under any of such documents (including, without limitation, all of the reasonable fees and disbursements of legal counsel for each Holder).

                                   ARTICLE IX
                                   ----------

                                  MISCELLANEOUS
                                  -------------

         Section 9.1.  NOTICES.

         (a) All notices and other communications pursuant to this Agreement shall be in writing, either delivered in hand, mailed by United States registered or certified first-class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

                  (i) if to the Company, at TransTechnology Corporation, 150 Allen Road, Liberty Corner, New Jersey 07938, Attention: General Counsel, or at such other address as shall have been furnished to each of the Holders in writing by the Company, and a copy thereof shall in any event be simultaneously transmitted to Hahn Loeser & Parks LLP, 3300 BP America Building, 200 Public Square, Cleveland, Ohio,
         Attention: F. Ronald O'Keefe, Esq.; or

                  (ii) if to any Holder, at such addresses (in each case) as shall have been furnished to the Company and to the other Holders by such Holder in writing, and copies thereof shall in any event be simultaneously transmitted to (A) the Administrative Agent at BankBoston, N.A., 100 Federal Street, Boston, Massachusetts 02110,
         Attention: Maura C. Wadlinger and (B) Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, Attention: T. Malcolm Sandilands, Esq.

         (b) Any notice or other communication pursuant to this Agreement shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of receipt thereof by such officer or the sending of such facsimile or (ii) if sent by registered or certified first-class mail, postage prepaid, on the third business day following the mailing thereof.

         Section 9.2. GOVERNING LAW. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         Section 9.3.  AMENDMENTS AND WAIVERS.

         (a) Except as otherwise provided by paragraph (b) of this Section 9.3, and except as otherwise expresslY required by any other provisions of this Agreement, none of the terms or provisions contained in this Agreement, and none of the agreements, obligations or covenants of the Company contained in this Agreement, may be amended, modified, supplemented, waived or terminated unless (i) the Company shall execute an instrument in writing agreeing or consenting to such amendment, modification, supplement, waiver or termination, and (ii) the Company shall receive a prior written Holder Consent therefor.

         (b) Each of the terms and provisions contained in this Section 9.3 or in the definitions of PERMITTED TRANSFEREE, HOLDER CONSENT or MAJORITY HOLDERS contained in Article I hereof may be amended, modified, supplemented, waived or terminated only by a written instrument or consent signed by the Company and by each of the Holders holding of record any Securities at the effective date thereof.

         (c) In connection with any action taken or to be taken pursuant to paragraph (a) of this Section 9.3, there shall be no obligation or requirement on the part of the Company, any of the Holders or any other Persons (i) to solicit or to attempt to solicit from all of the Holders the consent or approval of all of the Holders for such action, or (ii) to submit any notices of any kind to all of the Holders in advance of any action proposed to be taken pursuant to paragraph (a) of this Section 9.3. However, copies of all written consents or approvals given by Holders in connection with any action taken or to be taken pursuant to and in compliance with paragraph (a) of this Section
9.3 shall be sent by the Company, promptly after the receipt thereof by the Company, to each Holder who shall have failed or refused to give a written consent or approval for such action.

         (d) Any action taken pursuant to and in compliance with paragraph (a) of this Section 9.3 shall be binding upon the Company and upon all of the Holders, including all of the Holders who shall have failed or refused to give a written consent or approval for such action.

         Section 9.4. PROPORTIONAL ADJUSTMENTS. There are references in this Agreement to a specific price per share of the Company's Common Stock or to a specific number of shares in the capital of the Company. The specific price per share and the specific number of shares so stated are effective as of the Closing Date. The specific price per share and the specific number of shares so stated shall (in each case) be proportionally adjusted from time to time if (and on each occasion that) there shall be effected by the Company any stock dividend, stock split, subdivision of shares, combination of shares, reclassification, recapitalization or other similar corporate reorganization affecting the capital structure of the Company. The exact amount and the effective date of each adjustment effected pursuant to this ss.9.4 shall be determined in good faith and on a reasonable basis by the Board of Directors of the Company. The Company shall promptly notify each Holder in writing of each such adjustment.

         Section 9.5. INTEGRATION. Annexed to this Agreement are SCHEDULE 1,
SCHEDULE 2 and EXHIBIT A. Such SCHEDULES and EXHIBIT are an integral part of this Agreement and are hereby incorporated by reference.

         Section 9.6. RIGHTS AND OBLIGATIONS SEVERAL. The rights and obligations of each of the parties hereto shall be several (and not joint), except as otherwise expressly provided by this Agreement.

        Section 9.7. NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 9.8. ENTIRE AGREEMENT. This Agreement, including the
SCHEDULES and EXHIBITS hereto, the Warrants, the Warrant Agreement, the Warrant Escrow Agreement, the Subordinated Loan Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior understandings or agreements concerning the subject matter hereof.

         Section 9.9. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         Section 9.10. BINDING EFFECT. All of the covenants and agreements of the Company contained in, and all of the rights granted by the Company pursuant to, this Agreement, shall inure to the benefit of each Holder, including each of the Permitted Transferees of such Holder. None of such covenants, agreements or rights shall be assignable or transferable by any Holder to any Person except to a Person who is a Permitted Transferee of such Holder.

         Section 9.11. COUNTERPARTS. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. In making proof of this

Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by each of the parties hereto.

         IN WITNESS WHEREOF, the parties have caused this Warrant Holders' Agreement to be duly executed as of the date first written above.

                                           THE COMPANY:

                                           TRANSTECHNOLOGY
                                           CORPORATION



                                           By:/s/ Joseph F. Spanier
                                              ---------------------------
                                              Name:Joseph F. Spanier
                                              Title: Vice President & CFO

                                           THE PURCHASERS:
                                           --- -----------

                                           BANKBOSTON, N.A.



                                           By:/s/ Robert W. MacElhiney
                                              ---------------------------
                                              Name:  Robert W. MacElhiney
                                              Title:  Vice President


                                           ABN AMRO BANK N.V.



                                           By:/s/ Lisa Megeaski
                                              ---------------------------
                                                Name: LISA MEGEASKI
                                                Title: VICE PRESIDENT


                                           By:/s/ Edward D. Puckhaber
                                              ---------------------------
                                                Name: Edward D. Puckhaber
                                                Title: Assistant Vice President



                                           FIRST CHICAGO CAPITAL
                                           CORPORATION



                                           By:/s/ Kevin J. Rooney
                                              ----------------------------
                                                Name: Kevin Rooney
                                                Title: Director

                                           THE ADMINISTRATIVE AGENT:
                                           -------------------------

                                           BANKBOSTON, N.A., as
                                           Administrative Agent


                                           By:/s/ Robert W. MacElhiney
                                              ----------------------------
                                                 Name:  Robert W. MacElhiney
                                                 Title:  Vice President

                                                                       EXHIBIT A
                                                                       ---------
                                                                      TO WARRANT
                                                              HOLDERS' AGREEMENT




                             Instrument of Accession
                             -----------------------


         The undersigned, ____________________, in order to become the owner or holder of ________ shares of Common Stock, $0.01 par value per share (the "SHARES"), of TRANSTECHNOLOGY CORPORATION, a Delaware corporation, hereby agrees to become a Holder party to that certain Warrant Holders' Agreement, dated as of August 31, 1999 (the "WARRANT HOLDERS' AGREEMENT"), a copy of which is attached hereto. This Instrument of Accession shall become a part of such Warrant Holders' Agreement.

         Executed as of the date set forth below under the laws of the State of Delaware.


                                        Signature:   ___________________________

                                        Address:     ___________________________
                                                     ___________________________
                                                     ___________________________

                                        Date:        ___________________________


Accepted:

TRANSTECHNOLOGY CORPORATION


By:__________________________________
Title:_______________________________
Date:________________________________